UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(AMENDMENT No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2025

ALTERNUS CLEAN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41306	87-1431377
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17 State Street, Suite 4000 New York, NY	10004
(Address of registrant’s principal executive office)	(Zip code)

(212) 739-0727
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALCE	OTC Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Form 8-K/A”) is being filed by Alternus Clean Energy, Inc. (the “Company”) for the purpose of amending and supplementing Item 9.01 of that certain Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on October 6, 2025 (the “Prior Form 8-K”), in which the Company announced that on September 30, 2025 (the “Effective Date”), the Company entered into a Stock Purchase Agreement ("SPA") and Joint Venture Operating Agreement ("JVOA") with Hover.

The text of the Prior Form 8-K is incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Prior Form 8-K.

The pro forma financial information included in this report has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and EverOn would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

Item 9.01. Financial Statements and Exhibits.

Pro forma financial information.

The unaudited pro forma condensed combined financial information giving effect to the Company’s acquisition of EverOn as of September 30, 2025. The unaudited pro forma condensed combined statements of operations for the Company and EverOn for the years ended December 31, 2024 and December 31, 2025, together with the notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Combined Financial Information of Alternus Clean Energy, Inc. and EverOn Energy LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2026	ALTERNUS CLEAN ENERGY, INC.

	By:	/s/ Vincent Browne
	Name:	Vincent Browne
	Title:	Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board of Directors